UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2026

LATAMED AI CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-56634	26-3670551
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Av. Rómulo Gallegos con Av. Las Palmas

Edif. Torre Gerencial Los Andes

Caracas 1071, Venezuela

(Address of principal executive offices, including zip code.)

+1 787 476 2350

(Telephone number, including area code)

Catalyst Crew Technologies Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Effective August 11, 2026, LataMed AI Corp. (the “Company”) resumed trading under its permanent trading symbol “LMED” following the expiration of the temporary trading symbol “LMEDD,” which had been assigned in connection with the Company’s previously announced five-for-one (5-for-1) forward stock split.

The Company’s common stock will continue to trade on the OTC Markets under the symbol LMED.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATAMED AI CORP.

Dated: August 11, 2026	By:	/s/ Kevin Rodan Levy
Kevin Rodan Levy
Chief Executive Officer

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